CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD L. PETEKA, Chief Financial Officer of The Travelers Series Trust - Travelers Quality Bond Portfolio (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Financial Officer
The Travelers Series Trust -                The Travelers Series Trust -
Travelers Quality Bond Portfolio            Travelers Quality Bond Portfolio

/s/ R. Jay Gerken                           /s/ Richard L. Peteka
---------------------------                 ---------------------------
R. Jay Gerken                               Richard L. Peteka
Date: March 10, 2004                        Date: March 10, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD L. PETEKA, Chief Financial Officer of The Travelers Series Trust - Lazard International Stock Portfolio (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Financial Officer
The Travelers Series Trust -                The Travelers Series Trust -
Lazard International Stock Portfolio        Lazard International Stock Portfolio

/s/ R. Jay Gerken                           /s/ Richard L. Peteka
---------------------------                 ---------------------------
R. Jay Gerken                               Richard L. Peteka
Date: March 10, 2004                        Date: March 10, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD L. PETEKA, Chief Financial Officer of The Travelers Series Trust - MFS Emerging Growth Portfolio (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Financial Officer
The Travelers Series Trust -                The Travelers Series Trust -
MFS Emerging Growth Portfolio               MFS Emerging Growth Portfolio

/s/ R. Jay Gerken                           /s/ Richard L. Peteka
---------------------------                 ---------------------------
R. Jay Gerken                               Richard L. Peteka
Date: March 10, 2004                        Date: March 10, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD L. PETEKA, Chief Financial Officer of The Travelers Series Trust - Federated High Yield Portfolio (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Financial Officer
The Travelers Series Trust -                The Travelers Series Trust -
Federated High Yield Portfolio              Federated High Yield Portfolio

/s/ R. Jay Gerken                           /s/ Richard L. Peteka
---------------------------                 ---------------------------
R. Jay Gerken                               Richard L. Peteka
Date: March 10, 2004                        Date: March 10, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD L. PETEKA, Chief Financial Officer of The Travelers Series Trust - Federated Stock Portfolio (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Financial Officer
The Travelers Series Trust -                The Travelers Series Trust -
Federated Stock Portfolio                   Federated Stock Portfolio

/s/ R. Jay Gerken                           /s/ Richard L. Peteka
---------------------------                 ---------------------------
R. Jay Gerken                               Richard L. Peteka
Date: March 10, 2004                        Date: March 10, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD L. PETEKA, Chief Financial Officer of The Travelers Series Trust - Disciplined Mid Cap Stock Portfolio (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Financial Officer
The Travelers Series Trust -                The Travelers Series Trust -
Disciplined Mid Cap Stock Portfolio         Disciplined Mid Cap Stock Portfolio

/s/ R. Jay Gerken                           /s/ Richard L. Peteka
---------------------------                 ---------------------------
R. Jay Gerken                               Richard L. Peteka
Date: March 10, 2004                        Date: March 10, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.